                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4982

                              HEARTLAND GROUP, INC.
               (Exact name of registrant as specified in charter)

                             789 North Water Street
                               Milwaukee, WI 53202
              (Address of principal executive offices)--(Zip code)

                            Nicole J. Best, Treasurer
                              Heartland Group, Inc.
                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                     (Name and address of agent for service)

                                 With a copy to:

                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

       Registrant's telephone number, including area code: (414) 347-7777

                   Date of fiscal year end: December 31, 2003

                     Date of reporting period: June 30, 2003

         Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

         A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.(S)3507.

Item 1. Reports to Stockholders

                                SEMIANNUAL REPORT

                             [GRAPHIC APPEARS HERE]

                                SELECT VALUE FUND

                                 VALUE PLUS FUND

                                   VALUE FUND

                                  June 30, 2003
                                   (Unaudited)

                            [LOGO OF HEARTLAND FUNDS]
                           AMERICA'S VALUE INVESTOR(R)

                                                               TABLE OF CONTENTS

     EQUITY FUNDS
     ----------------------------------------------------------------------

     What It Means To Be A Value Investor ..............................  2

     Summary Of Value Table of Investment Results ......................  3

     Select Value Fund Management's Discussion of Fund Performance .....  4

     Value Plus Fund Management's Discussion of Fund Performance .......  6

     Value Fund Management's Discussion of Fund Performance ............  8

     Financial Statements

          Schedules of Investments ..................................... 10

          Statements of Assets and Liabilities ......................... 19

          Statements of Operations ..................................... 20

          Statements of Changes in Net Assets .......................... 21

          Financial Highlights ......................................... 22

     ADDITIONAL INFORMATION
     ----------------------------------------------------------------------

     Notes to Financial Statements ..................................... 25

     Definitions ....................................................... 29

WHAT IT MEANS TO BE A VALUE INVESTOR

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted an illustrious circle of disciples, including Heartland Advisors.

At Heartland Funds, value investing means buying stocks that are attractively priced relative to their intrinsic value, the amount we believe a company would be worth in a "going-private" or "buyout" scenario. To us, this is the most intelligent way to build a portfolio. We often find that a company's stock is undervalued because it is:

..  Misunderstood by investors
..  Under followed by Wall Street analysts
..  Temporarily oversold or out of favor
..  An emerging opportunity as yet undiscovered

We search for overlooked and unpopular stocks - always looking for a measurable and positive difference between the true worth of a company and its current stock price. This creates what we refer to as a value gap.

2 | Semiannual Report

            THE HEARTLAND FAMILY OF EQUITY FUNDS -- SUMMARY OF VALUE

                                                HEARTLAND                HEARTLAND                HEARTLAND
                                            SELECT VALUE FUND         VALUE PLUS FUND             VALUE FUND
PERFORMANCE FOR THE PERIOD              LARGE, MID AND SMALL-CAP      DIVIDEND-PAYING         SMALL AND MICRO-CAP
ENDED JUNE 30, 2003/1/                        VALUE STOCKS         SMALL-CAP VALUE STOCKS        VALUE STOCKS
-----------------------------------------------------------------------------------------------------------------
  3 Months*                                           23.10%                   23.86%                  35.42%
  Year-to-Date*                                       12.17                    17.24                   27.50

  AVERAGE ANNUAL TOTAL RETURN FOR:
-----------------------------------------------------------------------------------------------------------------

  1 Year                                              -1.37%                    7.73%                   9.25%
  3 Years                                             11.97                    10.71                   16.90
  5 Years                                              7.58                     4.82                    9.69
  10 Years                                               --                       --                   13.80
  15 Years                                               --                       --                   14.19
  Since Inception                                     10.60                    10.95                   14.95

-----------------------------------------------------------------------------------------------------------------
Value of $10,000                            $        19,672          $        27,327          $      131,790
 from inception date                              (10/11/96)               (10/26/93)              (12/28/84)
-----------------------------------------------------------------------------------------------------------------

*Not Annualized

--------------------------------------------------------------------------------
Stocks of small and micro-cap companies may be more volatile and less liquid than those of larger companies. Frequently, micro-cap stocks have little or no Wall Street coverage. The capitalization ranges used by Heartland may differ from those used by other financial institutions and reporting services. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on these Funds' net asset values and performance than for other funds.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. For current performance information, call 1-800-432-7856. Value of $10,000 from inception date represents a hypothetical investment in the Fund for the period ended June 30, 2003. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund's expenses. Without such waiver, total returns of this Fund would have been lower.

                                                               June 30, 2003 | 3

HEARTLAND SELECT VALUE FUND

[PHOTO OF M. GERARD SANDEL, CFA]
Lead Portfolio Manager

[PHOTO OF ERIC J. MILLER, CMA]
Portfolio Co-Manager

--------------------------------------------------------------------------------

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------

Principal Investment Strategies. The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

--------------------------------------------------------------------------------

For the first half of 2003, and particularly during the second quarter, the Bulls ruled Wall Street. For the year-to-date period through June 30, the Heartland Select Value Fund was up 12.17%, inline with the benchmark S&P MidCap 400 Barra Value Index return of 12.26%. The S&P 500 Index, which represents stocks in major U.S. industries, was up 11.76%.

For the three-month period ended June 30, 2003, the Select Value Fund posted a total return of 23.10%. This outpaced the S&P MidCap 400 Barra Value Index and the S&P 500 Index, which were up 19.18% and 15.39%, respectively./1/

MULTI-CAP STRATEGY

We believe one of the keys to the positive performance of the Fund was our multi-capitalization investment process. This approach enabled the Fund to pursue what its portfolio managers believed were the best values in small, medium, and large company stocks. This year, shareholders of the Select Value Fund have benefited from our comparatively positive outlook for smaller companies. In fact, 76.5% of the Fund's equity holdings were outside of the lagging large-cap sector.

Fund shareholders can observe another advantage of our multi-capitalization approach in this table. Regardless of which capitalization ranges are in favor -- Select Value Fund shareholders have the opportunity to participate./3/

                                                  FUND SECTOR
                                SECTOR            ALLOCATION/2/
                                RETURNS     (% of Equity Investments)
--------------------------------------------------------------------
SMALL-CAP STOCKS
 Russell 2000 Index              17.88%              40.4%
--------------------------------------------------------------------
MID-CAP STOCKS
 S&P MidCap 400 Index/5/         12.41               36.1
--------------------------------------------------------------------
LARGE-CAP STOCKS
 S&P 500 Index                   11.76               23.5
--------------------------------------------------------------------

ECONOMIC RECOVERY

Late in 2002, we began to favor the stocks that should disproportionately benefit as the U.S. comes out of its slow-growth doldrums. These are often referred to as cyclical stocks. While the U.S. economy has not been dramatically surging, we believe a strengthening recovery in the latter half of 2003 is possible - after all, mortgage refinancing activity and lower tax rates are putting more money in consumers' pockets, low interest should spur corporate spending, and the Federal Reserve continues to expand the money supply. In the first six months of the year, our allocation to cyclical stocks marginally added value to the Select Value Fund, and we believe many Fund holdings in the sector are still undervalued. As a result, we continue to favor this area of the market.

OUTLOOK

Heading into the second half of 2003, we are cautiously upbeat about the U.S. economy and stock market. However, it would not be surprising, given the double-digit first-half returns of nearly every major stock index, to see a short-term pullback in prices. We believe long-term, value-oriented investors should view that as an opportunity to take advantage of low interest rates, growing liquidity and the move toward higher quality corporate earnings reports
- all of which we believe to be sustainable positives for the market and for Select Value Fund shareholders.

4 | Semiannual Report

FUND PERFORMANCE

                                             Year-to-      One       Three       Five     Since Inception
AVERAGE ANNUAL TOTAL RETURNS/1/                Date        Year      Years      Years        (10/11/96)
---------------------------------------------------------------------------------------------------------
Heartland Select Value Fund                     12.17%     -1.37%     11.97%      7.58%        10.60%
S&P MidCap 400 Barra Value Index/4/             12.26      -2.47      10.14       7.05         12.15
S&P 500 Index                                   11.76       0.25     -11.20      -1.61          6.72

SELECT VALUE FUND -- GROWTH OF $10,000 SINCE INCEPTION/1/
[CHART APPEARS HERE]

PORTFOLIO HIGHLIGHTS AND STATISTICS/3/
--------------------------------------------------------------
Number of holdings (excludes cash equivalents) ............ 35
Net assets ..................................... $  56.22 mil.
NAV ............................................ $       16.68
Median market cap .............................. $   2,316 mil
Weighted average market cap .................... $  12,221 mil
Fund vs. S&P MidCap 400 Barra Value Index
  Alpha ................................................. 0.18
  Beta .................................................. 0.96
  R-squared ............................................. 0.83

VALUATION ANALYSIS
[CHART APPEARS HERE]

TOP TEN HOLDINGS - % OF NET ASSETS (Excludes cash equivalents)/3/
-----------------------------------------------------------------
Scientific-Atlanta, Inc. ..............................       3.9%
Humana, Inc. ..........................................       3.6
Prudential Financial, Inc. ............................       3.4
Borg Warner, Inc. .....................................       3.4
Perrigo Co. ...........................................       3.3
AOL Time Warner, Inc. .................................       3.2
Cooper Tire & Rubber Co. ..............................       3.2
Koninklijke (Royal) Phillips Electronics N.V. .........       3.1
Goodrich Corp. ........................................       3.0
King Pharmaceuticals, Inc. ............................       3.0

--------------------------------------------------------------------------------
The Fund invests in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of date indicated and current performance may differ due to market volatility. For current performance information, call 1-800-432-7856. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund's expenses. Without such waiver, total returns prior to this date would have been lower. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended June 30, 2003.

/2/ Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion and small-cap companies to be smaller than $2 billion. Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/3/ Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report.

/4/ For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996.

/5/ As of June 30, 2003, the average annual total returns for the one year, three year, five year, and since the Fund's inception (10/11/96) of the S&P MidCap 400 Index were -0.71%, 0.99%, 7.14%, and 11.96%, respectively.

                                                               June 30, 2003 | 5

HEARTLAND VALUE PLUS FUND

[PHOTO OF D. RODNEY HATHAWAY, CFA]
Portfolio Co-Manager

[PHOTO OF WILLIAM J. NASGOVITZ]
Portfolio Co-Manager

[PHOTO OF ERIC J. MILLER, CMA]
Portfolio Co-Manager

--------------------------------------------------------------------------------

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

--------------------------------------------------------------------------------

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

--------------------------------------------------------------------------------

The Heartland Value Plus Fund was up 17.24% year-to-date through June 30, 2003. That topped the performance of the Russell 2000 Value Index of lower price-to-book small company stocks and virtually matched the return of the Russell 2000 Index. For this six-month period, these benchmark indices for the Fund returned 16.49% and 17.88%, respectively.

Returns in the second quarter of 2003 were more dramatic as the uncertainty surrounding the military conflict in Iraq was largely removed and the Federal Reserve continued to push interest rates lower. More importantly, the Value Plus Fund outperformed both the Russell 2000 and Russell 2000 Value Indices during this period. For the second quarter, the Value Plus Fund was up 23.86% and the Russell 2000 and Russell 2000 Value Indices were up 23.42% and 22.72%, respectively./1/

TAX CUT FOR SHAREHOLDERS

One of the drivers of the Value Plus Fund's positive performance - outside of the general market upturn - was the action taken by the Federal government to cut the tax rate on dividends from as high as 38.6% to just 15% for most taxpayers. With this disincentive to owning income-paying stocks so dramatically reduced, investors moved with strength into these issues, as we had anticipated. Since the Value Plus Fund is generally focused on dividend-paying, small-cap stocks, this shift may benefit shareholders.

In addition, as corporations continued to search for concrete ways to verify their integrity and financial strength, some elected to use dividends as an affirmative signal to investors. Wall Street reacted positively to this trend, in part, because once dividends are paid, they belong to the stockholders - in stark contrast, earnings reports may be revised, ad infinitum. Fund shareholders also benefited from this development.

BREADTH OF PERFORMANCE

Within the Fund, returns were generated from a remarkably wide base - approximately two-thirds of the Fund's holdings made positive contributions to performance in the first half of 2003. Despite this breadth, certain industry groups within the Consumer Discretionary sector backtracked, including furniture stocks. Initially, the high demand for mortgages attracted attention to these companies, but we believe the bulk of that catalyst has come and gone. In sticking with our disciplined investment process, these stocks have been sold out of the Fund./2/

OUTLOOK

In surveying the financial markets, there are visible reasons to remain Bullish. Most notably, the U.S. economy is - and has been - growing, as has corporate profitability and personal income. In addition, we are finding small-capitalization stocks that we believe are attractively priced relative to their earnings, cash flows and book values. Although short-term fluctuations are much more difficult to predict, we believe shareholders should be invested, and that now is a great time to be a long-term value investor.

6 | Semiannual Report

FUND PERFORMANCE

                                              Year-to-     One       Three       Five     Since Inception
AVERAGE ANNUAL TOTAL RETURNS/1/                 Date       Year      Years      Years        (10/26/93)
---------------------------------------------------------------------------------------------------------
Heartland Value Plus Fund                       17.24%      7.73%     10.71%      4.82%        10.95%
Russell 2000 Value Index                        16.49      -3.80      10.94       4.98         10.70
Russell 2000 Index                              17.88      -1.64      -3.30       0.97          7.48

VALUE PLUS FUND -- GROWTH OF $10,000 SINCE INCEPTION/1/
[CHART APPEARS HERE]

PORTFOLIO HIGHLIGHTS AND STATISTICS/2/
--------------------------------------------------------------
30-Day annualized SEC yield ............................. 0.03%
Number of holdings (excludes cash equivalents) ............ 41
Net assets ...................................   $ 102.42 mil.
NAV ..........................................   $       18.02
Median market cap ............................   $     906 mil
Weighted average market cap ..................   $   1,252 mil
Fund vs. Russell 2000 Value Index
  Alpha ................................................. 0.11
  Beta .................................................. 0.84
  R-squared ............................................. 0.69

VALUATION ANALYSIS
[CHART APPEARS HERE]

TOP TEN HOLDINGS - % OF NET ASSETS (Excludes cash equivalents)/2/
-----------------------------------------------------------------
PSS World Medical, Inc. ..................................... 3.4%
Ribapharm, Inc. ............................................. 3.2
Andrx Corp. ................................................. 2.9
Pep Boys-Manny, Moe & Jack .................................. 2.9
Nu Skin Enterprises, Inc. (Class A) ......................... 2.6
Mentor Graphics Corp......................................... 2.5
Stride Rite Corp. ........................................... 2.4
Autodesk, Inc. .............................................. 2.4
Agrium, Inc. ................................................ 2.4
CommScope, Inc. ............................................. 2.3

--------------------------------------------------------------------------------
The Fund invests in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of date indicated and current performance may differ due to market volatility. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended June 30, 2003.

/2/ Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2003, the consumer discretionary (including furniture) represented 10.6% of the Fund's total equity investment (excluding cash equivalents). Index definitions and investment terms are listed on the final page of this report.

                                                               June 30, 2003 | 7

HEARTLAND VALUE FUND

[PHOTO OF WILLIAM J. NASGOVITZ]
Portfolio Co-Manager

[PHOTO OF ERIC J. MILLER, CMA]
Portfolio Co-Manager

--------------------------------------------------------------------------------

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

--------------------------------------------------------------------------------

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

--------------------------------------------------------------------------------

Year-to-date through June 30, the Heartland Value Fund was up 27.50%. This outperformed both the Russell 2000 Index of small company stocks and the Russell 2000 Value Index, the lower price-to-book division of the small-cap index. The benchmarks returned 17.88% and 16.49%, respectively, for this period.

Given that the Value Fund's track record includes arguably the greatest Bull Market ever during the 1990's, it is worth noting that the second quarter of 2003 was the best ever in the Fund's 18+-year history! For this period, the Value Fund was up 35.42%. Moreover, the Fund outperformed both the Russell 2000 and Russell 2000 Value Indices by more than 10 percentage points. For the second quarter of 2003, these two benchmarks were up 23.42% and 22.72%, respectively./1/

POSITIVE RETURNS IN A BEAR MARKET

Over the last three years, which roughly coincides with a steep Bear Market, the Value Fund delivered to shareholders a 16.90% average annual total return - that works out to a cumulative return of 59.74%. In contrast, money invested in the major stock indices lost value over that same period. In fact, a $1 in the NASDAQ Composite on June 30, 2000, is now worth approximately 41 cents./2/

EXTRAORDINARY RESULTS FROM EVERYWHERE

The first half of 2003 was also remarkable in that every one of the major economic sectors represented in the Value Fund portfolio - from Autos and Transportation to Technology - made positive contributions to performance. This breadth certainly adds to our Bullish outlook for rest of 2003 and beyond./3/

HEALTHCARE AIDS PERFORMANCE

In the small-cap sector of the market, healthcare stocks led the year-to-date advance, gaining nearly 30%. Due to the favorable long-term innovativeness of smaller healthcare companies, we maintain a sizable stake in this sector. Looking at the Top Ten Holdings table to the right, eight of the Fund's largest ten positions are in this diverse sector. We did, however, take profits in a number of healthcare stocks that appreciated during the first half of the year, though our investment thesis for the sector remains in tact - under-recognized earnings growth through stronger pricing power, coupled with exciting new products.

OUTLOOK

As the first half of 2003 demonstrated, gains in stocks can come quickly and in big chunks - especially for small and micro-cap companies. With that in mind, we believe one of the keys to success is to be diversified and to consistently hold an exposure to small and micro-caps. After coming this far, this fast, we realize there may be a short-term correction in stock prices. But as intermediate and long-term Bulls, we would view any pullback as a buying opportunity. Now is a great time to be a value investor!

8 | Semiannual Report

FUND PERFORMANCE

                                             Year-to-      One       Three       Five       Ten      Since Inception
AVERAGE ANNUAL TOTAL RETURNS/1/                Date        Year      Years      Years      Years        (12/28/84)
--------------------------------------------------------------------------------------------------------------------
Heartland Value Fund                            27.50%      9.25%     16.90%      9.69%     13.80%        14.95%
Russell 2000 Value Index                        16.49      -3.80      10.94       4.98      11.34         12.58
Russell 2000 Index                              17.88      -1.64      -3.30       0.97       8.24         10.24

VALUE FUND -- GROWTH OF $10,000 OVER LAST 10 YEARS/1/
[CHART APPEARS HERE]

PORTFOLIO HIGHLIGHTS AND STATISTICS/3/
----------------------------------------------------------------

Number of holdings (excludes cash equivalents) ............. 225
Net assets ..................................... $ 1,272.09 mil.
NAV ............................................ $         40.11
Median market cap .............................. $       151 mil
Weighted average market cap .................... $       579 mil
Fund vs. Russell 2000 Value Index
  Alpha ................................................... 0.45
  Beta .................................................... 1.03
  R-squared ............................................... 0.86

VALUATION ANALYSIS
[CHART APPEARS HERE]

Top Ten Holdings - % of Net Assets (Excludes cash equivalents)/3/
-----------------------------------------------------------------

ICN Pharmaceuticals, Inc. ................................. 3.3%
Alpharma, Inc. (Class A) .................................. 2.0
Andrx Corp. ............................................... 1.7
Ribapharm, Inc. ........................................... 1.5
InterDigital Communications Corp. ......................... 1.4
NABI Biopharmaceuticals ................................... 1.4
AmerUs Group Co. .......................................... 1.3
Aphton Corp. (Convertible Note) ........................... 1.3
Aphton Corp. .............................................. 1.3
Humana, Inc. .............................................. 1.2

--------------------------------------------------------------------------------
The Fund invests in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies. Value based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of date indicated and current performance may differ due to market volatility. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the ten years ended June 30, 2003.

/2/ As of June 30, 2003, the average annual total returns for the one year, three year, five year, ten year and since the Fund's inception (12/28/84) of the NASDAQ Composite were 10.91%, -25.76%, -3.05%, 8.71% and 10.74%, respectively.

/3/ Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2003, the auto and transports, technology and healthcare represented 2.9%, 17.8% and 28.1%, respectively of the Fund's total equity investment (excluding cash equivalents). Index definitions and investment terms are listed on the final page of this report.

                                                               June 30, 2003 | 9

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
SELECT VALUE FUND
--------------------------------------------------------------------------------

                                                                                                                     PERCENT OF
COMMON STOCKS                                       SHARES                INDUSTRY                    VALUE          NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                             92,800    Communications Equipment           $     2,212,352           3.9%
Humana, Inc. (a)                                    134,500    Healthcare Services                      2,030,950           3.6
Prudential Financial, Inc.                           57,000    Insurance-Life                           1,918,050           3.4
BorgWarner, Inc.                                     29,300    Parts and Distribution                   1,886,920           3.4
Perrigo Co.                                         120,000    Pharmaceuticals                          1,876,800           3.3
AOL Time Warner, Inc. (a)                           111,700    Leisure                                  1,797,253           3.2
Cooper Tire & Rubber Co.                            100,600    Parts and Distribution                   1,769,554           3.2
Koninklijke (Royal) Phillips Electronics N.V.        90,300    Electronic Commerce                      1,725,633           3.1
Goodrich Corp.                                       81,500    Aerospace                                1,711,500           3.0
King Pharmaceuticals, Inc. (a)                      115,600    Pharmaceuticals                          1,706,256           3.0
Lam Research Corp. (a)                               93,000    Semiconductor Capital Equipment          1,693,530           3.0
Washington Mutual, Inc.                              39,800    Banking                                  1,643,740           2.9
SBC Communications, Inc.                             62,100    Other Utilities                          1,586,655           2.8
Tidewater, Inc.                                      53,700    Oil Services and Equipment               1,577,169           2.8
Potash Corp. of Saskatchewan, Inc.                   24,400    Chemicals                                1,561,600           2.8
Transocean, Inc. (a)                                 70,300    Oil Services and Equipment               1,544,491           2.7
MeadWestvaco Corp.                                   62,400    Paper and Forest Products                1,541,280           2.7
Ryder System, Inc.                                   59,400    Shipping and Trucking                    1,521,828           2.7
National-Oilwell, Inc. (a)                           68,600    Oil Services and Equipment               1,509,200           2.7
AVX Corp.                                           136,200    Other Technology                         1,496,838           2.7
Federated Department Stores, Inc.                    40,600    Retail                                   1,496,110           2.7
Molex, Inc. (Class A)                                64,500    Parts and Component Distribution         1,495,046           2.7
Allstate Corp.                                       41,500    Insurance-Property/Casualty              1,479,475           2.6
Motorola, Inc.                                      154,100    Communications Equipment                 1,453,163           2.6
Dow Chemical Co.                                     45,400    Chemicals                                1,405,584           2.5
Andrew Corp. (a)                                    143,600    Communications Equipment                 1,321,120           2.4
Adaptec, Inc. (a)                                   167,600    Parts and Component Distribution         1,303,928           2.3
RPM International, Inc.                              94,500    Building Products                        1,299,375           2.3
Martin Marietta Materials, Inc.                      35,800    Building Products                        1,203,238           2.1
Texas Industries, Inc.                               44,300    Building Products                        1,054,340           1.9
Saks, Inc. (a)                                      103,800    Retail                                   1,006,860           1.8
Boeing Co.                                           29,200    Air Transportation                       1,002,144           1.8
Clayton Homes, Inc.                                  75,500    Housing                                    947,525           1.7
Agrium, Inc.                                         75,000    Chemicals                                  822,000           1.5
Carlisle Companies, Inc.                              9,400    Building Products                          396,304           0.7
                                                                                                  ---------------    ----------
TOTAL COMMON STOCKS (Cost $52,728,486)                                                            $    51,997,811         92.5%

-------------------------------------------------------------------------------------------------------------------------------
                                                    PAR                                                              PERCENT OF
SHORT-TERM INVESTMENTS                             AMOUNT          COUPON           MATURITY            VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills                            $  4,000,000         N/A             07/03/03      $     3,999,712           7.1%

VARIABLE RATE DEMAND NOTE (+)
US Bank, N.A. 0.78%                                 170,723         N/A                                   170,723           0.3
                                                                                                  ---------------    ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,170,531)                                                    $     4,170,435           7.4%
                                                                                                  ---------------    ----------
TOTAL INVESTMENTS (Cost $56,899,017) ...........................................................  $    56,168,246          99.9%
Other assets and liabilities, net ..............................................................          52,223            0.1
                                                                                                  ---------------    ----------
TOTAL NET ASSETS ...............................................................................  $    56,220,469         100.0%
                                                                                                  ===============    ==========

(a)  Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2003.

10 | Semiannual Report

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
SELECT VALUE FUND [cont'd]
--------------------------------------------------------------------------------
INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Select Value Fund's investment concentration based on net assets, by industry, as of June 30, 2003, was as follows:

Communications Equipment ................................. 8.9%
Oil Services and Equipment ............................... 8.2
Building Products ........................................ 7.0
Chemicals ................................................ 6.8
Parts and Distribution ................................... 6.6
Pharmaceuticals .......................................... 6.3
Parts and Component Distribution ......................... 5.0
Retail ................................................... 4.5
Healthcare Services ...................................... 3.6
Insurance-Life ........................................... 3.4
Leisure .................................................. 3.2
Electronic Commerce ...................................... 3.1
Aerospace ................................................ 3.0
Semiconductor Capital Equipment .......................... 3.0
Banking .................................................. 2.9
Other Utilities .......................................... 2.8
Paper and Forest Products ................................ 2.7
Other Technology ......................................... 2.7
Shipping and Trucking .................................... 2.7
Insurance-Property/Casualty .............................. 2.6
Air Transportation ....................................... 1.8
Housing .................................................. 1.7


The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                              June 30, 2003 | 11

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE PLUS FUND
--------------------------------------------------------------------------------

                                                                                                                     PERCENT OF
COMMON STOCKS                                      SHARES                 INDUSTRY                     VALUE         NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
PSS World Medical, Inc. (a)                         600,000    Healthcare Services                $     3,450,000           3.4%
Ribapharm, Inc. (a)                                 500,000    Biotechnology                            3,225,000           3.2
Andrx Corp. (a)                                     150,000    Pharmaceuticals                          2,985,000           2.9
Pep Boys-Manny, Moe & Jack                          220,000    Retail                                   2,972,200           2.9
Nu Skin Enterprises, Inc. (Class A)                 250,000    Food and Food Products                   2,612,500           2.6
Mentor Graphics Corp. (a)                           180,000    Software                                 2,606,400           2.5
Stride Rite Corp.                                   250,000    Retail                                   2,490,000           2.4
Autodesk, Inc.                                      150,000    Software                                 2,424,000           2.4
Agrium, Inc.                                        220,000    Chemicals                                2,411,200           2.4
CommScope, Inc. (a)                                 250,000    Communications Equipment                 2,375,000           2.3
Bunge, Ltd.                                          83,000    Foods and Food Products                  2,373,800           2.3
Tsakos Energy Navigation, Ltd.                      165,000    Other Autos and Transportation           2,359,500           2.3
Tidewater, Inc.                                      80,000    Oil Services and Equipment               2,349,600           2.3
Schwarz Pharma AG (b)                                60,000    Pharmaceuticals                          2,301,294           2.2
Colonial BancGroup, Inc.                            165,000    Banking                                  2,288,550           2.2
Methode Electronics, Inc. (Class A)                 210,000    Parts and Component Distribution         2,257,500           2.2
Bausch & Lomb, Inc.                                  60,000    Medical Equipment                        2,250,000           2.2
Borland Software Corp. (a)                          230,000    Software                                 2,247,100           2.2
Newport Corp. (a)                                   150,000    Semiconductor Capital Equipment          2,220,000           2.2
Millennium Pharmaceuticals, Inc. (a)                140,000    Biotechnology                            2,202,200           2.2
Ryder System, Inc.                                   82,600    Shipping and Trucking                    2,116,212           2.1
Urstadt Biddle Properties (Class A)                 160,000    REITS                                    2,057,600           2.0
Banknorth Group, Inc.                                80,500    Banking                                  2,054,360           2.0
PMI Group, Inc.                                      75,000    Insurance-Property/Casualty              2,013,000           2.0
UnumProvident Corp.                                 150,000    Insurance-Life                           2,011,500           2.0
Orthovita, Inc. (a)(c)(d)                           642,857    Biotechnology                            1,994,464           1.9
Wausau-Mosinee Paper Corp.                          170,000    Paper and Forest Products                1,904,000           1.8
Carlisle Companies, Inc.                             45,000    Building Products                        1,897,200           1.8
TriQuint Semiconductor, Inc. (a)                    450,000    Semiconductors                           1,872,000           1.8
Aceto Group                                         100,000    Chemicals                                1,860,000           1.8
Perrigo Co.                                         110,900    Pharmaceuticals                          1,734,476           1.7
Triad Guaranty, Inc. (a)                             45,000    Insurance-Property/Casualty              1,707,750           1.6
Harmony Gold Mining Company, Ltd. (ADR)             120,000    Metals                                   1,616,400           1.6
RPM International, Inc.                             117,300    Building Products                        1,612,875           1.6
Genelabs Technologies, Inc. (a)(c)(d)             1,200,000    Biotechnology                            1,530,000           1.5
Datascope Corp.                                      40,000    Medical Equipment                        1,181,200           1.1
De Rigo S.p.A (ADR)                                 317,900    Retail                                   1,115,829           1.1
Weis Markets, Inc.                                   35,900    Retail                                   1,113,618           1.1
Bob Evans Farms, Inc.                                40,000    Restaurants                              1,105,200           1.1
                                                                                                  ---------------    ----------
TOTAL COMMON STOCKS (Cost $74,239,108)                                                            $    82,898,528          80.9%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PERCENT OF
WARRANTS                                            SHARES                INDUSTRY                     VALUE         NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Orthovita, Inc. (a)(c)(d)                           128,572    Biotechnology                      $       107,139           0.1%
Genelabs Technologies, Inc. (a)(c)(d)               360,000    Biotechnology                                    -           0.0
                                                                                                  ---------------    ----------
TOTAL WARRANTS (Cost $330,059)                                                                    $       107,139           0.1%

-------------------------------------------------------------------------------------------------------------------------------
                                                    PAR                                                              PERCENT OF
SHORT-TERM INVESTMENTS                             AMOUNT          COUPON           MATURITY           VALUE         NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills                              $ 10,000,000         N/A           07/03/03      $     9,999,274           9.8%
U.S. Treasury Bills                                 8,600,000         N/A           07/17/03            8,597,157           8.4
                                                                                                  ---------------    ----------
                                                                                                  $    18,596,431          18.2%

VARIABLE RATE DEMAND NOTE (+)
US Bank, N.A. 0.78%                                   779,158         N/A                                 779,158           0.7
                                                                                                  ---------------    ----------

TOTAL SHORT-TERM INVESTMENTS (Cost $19,375,997)                                                   $    19,375,589          18.9%
                                                                                                  ---------------    ----------
TOTAL INVESTMENTS (Cost $93,945,164) ............................................................ $   102,381,256          99.9%
Other assets and liabilities, net ...............................................................          40,264           0.1
                                                                                                  ---------------    ----------

TOTAL NET ASSETS ................................................................................ $   102,421,520         100.0%
                                                                                                  ===============    ==========

12 | Semiannual Report

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE PLUS FUND [cont'd]
--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Foreign-denominated security.
(c) Illiquid security, pursuant to the guidelines established by the Board of Directors.
(d)  Valued at fair value using methods determined by the Board of Directors.

     Restricted Security                                  Acquisition Date     Acquisition Cost        Shares        Fair Value
     ----------------------------------------------------------------------------------------------------------------------------
     Orthovita, Inc. (common stock)                           06/27/03         $      1,800,000         642,857     $   1,994,464
     Genelabs Technologies, Inc. (common stock)               05/02/03                1,200,000       1,200,000         1,530,000
     Orthovita, Inc. (warrants)                               06/27/03                       --         128,572           107,139
     Genelabs Technologies, Inc. (warrants)                   05/02/03                       --         360,000                --

(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2003.
ADR - American Depository Receipt.

INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Value Plus Fund's investment concentration based on net assets, by industry, as of June 30, 2003, was as follows:

Biotechnology ........................................... 8.8%
Retail .................................................. 7.5
Software ................................................ 7.1
Pharmaceuticals ......................................... 6.8
Foods and Food Products ................................. 4.9
Banking ................................................. 4.2
Chemicals ............................................... 4.2
Insurance-Property/Casualty ............................. 3.6
Building Products ....................................... 3.4
Healthcare Services ..................................... 3.4
Medical Equipment ....................................... 3.3
Communications Equipment ................................ 2.3
Oil Services and Equipment .............................. 2.3
Other Autos and Transportation .......................... 2.3
Parts and Component Distribution ........................ 2.2
Semiconductor Capital Equipment ......................... 2.2
Shipping and Trucking ................................... 2.1
REITS ................................................... 2.0
Insurance-Life .......................................... 2.0
Paper and Forest Products ............................... 1.8
Semiconductors .......................................... 1.8
Metals .................................................. 1.6
Restaurants ............................................. 1.1

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                              June 30, 2003 | 13

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------

                                                                                                                         PERCENT OF
COMMON STOCKS                                                 SHARES             INDUSTRY                     VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                                   2,500,000     Pharmaceuticals                  $41,900,000          3.3%
Alpharma, Inc. (Class A)                                    1,200,000     Pharmaceuticals                   25,920,000          2.0
Andrx Corp. (a)                                             1,100,000     Pharmaceuticals                   21,890,000          1.7
Ribapharm, Inc. (a)                                         3,000,000     Biotechnology                     19,350,000          1.5
InterDigital Communications Corp. (a)                         750,000     Telecommunications Technology     17,527,500          1.4
NABI Biopharmaceuticals (a)(b)                              2,500,000     Pharmaceuticals                   17,150,000          1.4
AmerUs Group Co.                                              600,000     Insurance-Life                    16,914,000          1.3
Aphton Corp. (a)(b)                                         1,969,300     Biotechnology                     16,227,032          1.3
Humana, Inc. (a)                                            1,000,000     Healthcare Services               15,100,000          1.2
Harvest Natural Resources, Inc. (a)(b)                      2,365,800     Exploration and Production        15,070,146          1.2
US Oncology, Inc. (a)                                       2,000,000     Healthcare Services               14,780,000          1.2
Analogic Corp.                                                300,000     Other Technology                  14,628,000          1.2
Alliance Alantis Communications, Inc. (Class B) (a)         1,000,000     Radio, TV and Cable               14,530,000          1.1
Novell, Inc. (a)                                            4,600,000     Software                          14,168,000          1.1
Presidential Life Corp.                                     1,000,000     Insurance-Life                    14,110,000          1.1
URS Corp. (a)                                                 700,000     Engineering and Construction      13,622,000          1.1
Regis Corp.                                                   460,300     Retail                            13,371,715          1.1
Beverly Enterprises, Inc. (a)                               3,660,000     Healthcare Services               12,810,000          1.0
Discovery Laboratories, Inc. (a)(b)                         2,000,000     Biotechnology                     12,720,000          1.0
Genencor International, Inc. (a)                              750,000     Biotechnology                     12,352,500          1.0
Nuevo Energy Co. (a)                                          665,200     Exploration and Production        11,607,740          0.9
Alliance Semiconductor Corp. (a)(b)                         2,394,633     Semiconductors                    11,590,024          0.9
Circuit City Stores, Inc.                                   1,300,000     Retail                            11,440,000          0.9
Associated Bank-Corp.                                         300,000     Banking                           11,064,000          0.9
Spinnaker Exploration Co. (a)                                 400,000     Exploration and Production        10,480,000          0.8
Mentor Graphics Corp.                                         700,000     Software                          10,136,000          0.8
Willbros Group, Inc. (a)                                      950,000     Oil Services and Equipment         9,870,500          0.8
FuelCell Energy, Inc. (a)                                   1,200,000     Alternative Energy                 9,828,000          0.8
BearingPoint, Inc. (a)                                      1,000,000     Business Services                  9,650,000          0.8
OrthoLogic Corp. (a)(b)                                     2,065,000     Medical Equipment                  9,478,350          0.8
MAPICS, Inc. (a)(b)                                         1,126,900     Software                           9,240,580          0.7
Hampshire Group, Ltd. (a)(b)                                  300,000     Retail                             8,952,000          0.7
Henry Schein, Inc. (a)                                        170,400     Medical Supplies                   8,918,736          0.7
Sterling Financial Corp. (a)                                  365,200     Banking                            8,896,272          0.7
Fukuda Denshi Co., Ltd. (c)                                   400,000     International                      8,328,128          0.7
Ascential Software Corp. (a)                                  500,000     IT Services                        8,220,000          0.6
Service Corporation International (a)                       2,100,000     Other Consumer Discretionary       8,127,000          0.6
Computer Network Technologies Corp. (a)                     1,000,000     Computers and Peripherals          8,100,000          0.6
Marten Transport, Ltd. (a)(b)                                 300,000     Shipping and Trucking              8,070,000          0.6
Tommy Hilfiger Corp. (a)                                      850,000     Retail                             7,854,000          0.6
Ionics, Inc. (a)                                              350,000     Engineering and Construction       7,829,500          0.6
Sangetsu Company, Ltd. (c)                                    479,000     International                      7,723,040          0.6
Endocardial Solutions, Inc. (a)(b)                          1,250,000     Medical Equipment                  7,650,000          0.6
Lionbridge Technologies, Inc. (a)                           1,500,000     IT Services                        7,635,000          0.6
Galyan's Trading Co.                                          500,000     Retail                             7,170,000          0.6
CINAR Corp. (Class B) (a)(b)                                2,592,500     Education                          7,129,375          0.6
AMERCO (a)                                                  1,000,000     Services                           7,120,000          0.6
Delphi Financial Group, Inc.                                  150,000     Insurance-Life                     7,020,000          0.6
Incyte Corp. (a)                                            1,500,000     Biotechnology                      6,960,000          0.6
Wackenhut Corrections Corp. (a)                               505,400     Services                           6,929,034          0.5
John B. Sanfilippo & Son, Inc. (a)(b)                         425,000     Foods and Food Products            6,863,750          0.5
SPAR Group, Inc. (a)(b)(d)                                  1,368,900     Business Services                  6,858,189          0.5
K2, Inc. (a)                                                  550,000     Leisure                            6,737,500          0.5
Rite Aid Corp. (a)                                          1,500,000     Retail                             6,675,000          0.5
St. Francis Capital Corp.                                     225,000     Banking                            6,540,750          0.5
Home Federal Bancorp (b)                                      268,250     Banking                            6,513,110          0.5
Osteotech, Inc. (a)(b)                                        475,000     Medical Supplies                   6,455,250          0.5
InterTAN, Inc. (a)                                            750,000     Retail                             6,150,000          0.5
Global-Tech Appliances, Inc. (a)(b)                         1,200,000     Retail                             6,000,000          0.5
Capital Corp. of the West (a)                                 228,690     Banking                            5,799,578          0.5
Lifecore Biomedical, Inc. (a)(b)                            1,000,000     Medical Supplies                   5,690,000          0.4
Riken Vitamin Company, Ltd. (c)                               500,000     International                      5,663,127          0.4
Checkpoint Systems, Inc. (a)                                  400,000     Other Technology                   5,660,000          0.4
MAXIMUS, Inc. (a)                                             202,000     IT Services                        5,581,260          0.4
Dollar Thrifty Automotive Group, Inc. (a)                     300,000     Leisure                            5,565,000          0.4
Midas, Inc. (a)                                               455,500     Parts and Distribution             5,520,660          0.4
WatchGuard Technologies, Inc. (a)                           1,200,000     Electronic Commerce                5,520,000          0.4

14 | Semiannual Report

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                                                                                                         PERCENT OF
COMMON STOCKS                                                 SHARES               INDUSTRY                     VALUE    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Agrium, Inc.                                                  500,000     Chemicals                          $5,480,000         0.4%
Oil-Dri Corporation of America (b)                            450,000     Chemicals                           5,400,000         0.4
Fuji Pharmaceutical Company, Ltd. (c)                         700,000     International                       5,334,166         0.4
JAKKS Pacific, Inc. (a)                                       400,000     Retail                              5,316,000         0.4
FreeMarkets, Inc. (a)                                         750,000     Software                            5,220,000         0.4
Badger Meter, Inc.(b)                                         200,000     Electrical Equipment                5,150,000         0.4
Buca, Inc. (a)(b)                                             900,600     Restaurants                         5,079,384         0.4
Scottish Annuity & Life Holdings, Ltd.                        250,000     Insurance-Life                      5,052,500         0.4
Stelmar Shipping, Ltd.(a)                                     300,800     Shipping and Trucking               5,041,408         0.4
Ashworth, Inc. (a)(b)                                         700,000     Retail                              4,963,000         0.4
AmericanWest Bancorp. (a)                                     301,914     Banking                             4,900,059         0.4
OSI Systems, Inc. (a)                                         300,000     Defense                             4,818,000         0.4
Checkers Drive-In Restaurants, Inc. (a)                       418,703     Restaurants                         4,789,962         0.4
NATCO Group, Inc. (a)                                         700,000     Oil Services and Equipment          4,781,000         0.4
Optimal Robotics Corp. (Class A) (a)                          650,000     Other Producer Durables             4,738,500         0.4
Lithia Motors, Inc. (Class A) (a)                             290,000     Autos                               4,689,300         0.4
Exponent, Inc. (a)                                            300,000     Business Services                   4,650,000         0.4
Ditech Communications Corp. (a)                               930,200     Communications Equipment            4,632,396         0.4
Allied Defense Group, Inc. (a)                                250,000     Aerospace                           4,612,500         0.4
Vesta Insurance Group, Inc.(b)                              2,000,000     Insurance-Property/Casualty         4,600,000         0.4
Quovadx, Inc. (a)                                           1,500,000     Health Information Technology       4,485,000         0.4
Building Materials Holding Corp.                              300,000     Building Products                   4,443,000         0.4
Discovery Partners International (a)                        1,000,000     Biotechnology                       4,440,000         0.4
Dynegy, Inc. (Class A)                                      1,050,000     Natural Gas Pipelines               4,410,000         0.3
Nissui Pharmaceutical Company, Ltd. (b)(c)(d)                 938,000     International                       4,374,599         0.3
RehabCare Group, Inc. (a)                                     298,600     Healthcare Services                 4,374,490         0.3
Invivo Corp. (a)(b)                                           250,000     Medical Equipment                   4,355,250         0.3
Duckwall-ALCO Stores, Inc. (a)(b)                             400,000     Retail                              4,340,400         0.3
Independent Bank Corp.                                        189,500     Banking                             4,280,805         0.3
CNS, Inc. (a)                                                 500,000     Other Consumer Staples              4,250,000         0.3
Saucony, Inc. (Class B)                                       350,000     Retail                              4,228,000         0.3
Teikoku Hormone Manufacturing Company, Ltd. (c)               700,000     International                       4,214,866         0.3
Network Equipment Technologies, Inc. (a)                      500,000     Communications Equipment            4,210,000         0.3
Ryan's Family Steak Houses, Inc. (a)                          300,000     Restaurants                         4,200,000         0.3
Deb Shops, Inc.                                               221,000     Retail                              4,154,800         0.3
Covansys Corp. (a)                                          1,350,000     IT Services                         4,144,500         0.3
First State Bancorp.                                          150,000     Banking                             4,126,500         0.3
Gundle/SLT Environmental, Inc. (a)                            300,000     Engineering and Construction        4,086,000         0.3
ParthusCeva, Inc. (a)                                         500,000     Software                            4,075,000         0.3
Commonwealth Industries, Inc. (b)                             859,197     Metals                              4,055,410         0.3
PLATO Learning, Inc. (a)                                      700,000     Education                           4,025,000         0.3
Chronimed, Inc. (a)                                           408,300     Medical Supplies                    4,013,589         0.3
Cross Country Healthcare, Inc. (a)                            300,000     Business Services                   3,957,000         0.3
DHB Industries, Inc. (a)                                      959,200     Defense                             3,923,128         0.3
Hecla Mining Co. (a)                                          923,300     Metals                              3,905,559         0.3
Horipro, Inc. (b)(c)                                          720,000     International                       3,903,560         0.3
Access Pharmaceuticals, Inc. (a)(b)                         1,253,400     Pharmaceuticals                     3,885,540         0.3
Sycamore Networks, Inc. (a)                                 1,000,000     Communications Equipment            3,830,000         0.3
Northwest Pipe Co. (a)                                        263,501     Metals                              3,739,079         0.3
Enesco Group, Inc. (a)                                        500,000     Retail                              3,700,000         0.3
PRAECIS Pharmaceuticals, Inc. (a)                             750,000     Pharmaceuticals                     3,675,000         0.3
Gateway, Inc. (a)                                           1,000,000     Computers and Peripherals           3,650,000         0.3
Stifel Financial Corp. (a)                                    300,000     Specialty Finance                   3,618,000         0.3
Stamps.com, Inc. (a)                                          750,000     Electronic Commerce                 3,600,000         0.3
Analysts International Corp. (a)(b)                         1,400,000     IT Services                         3,488,800         0.3
Trover Solutions, Inc. (a)(b)                                 600,000     Healthcare Services                 3,474,000         0.3
Culp, Inc. (a)                                                500,000     Other Materials and Processes       3,450,000         0.3
SITEL Corp. (a)                                             2,208,800     Business Services                   3,423,640         0.3
Zindart, Ltd. (ADR) (a)                                       563,000     Other Consumer Discretionary        3,417,410         0.3
Harris Interactive, Inc. (a)                                  500,000     IT Services                         3,295,000         0.3
Hanover Foods Corp. (Class A) (a)(d)                           49,500     Foods and Food Products             3,291,750         0.3
OfficeMax, Inc. (a)                                           500,000     Retail                              3,275,000         0.3
Zomax, Inc. (a)                                             1,000,000     Parts and Component Distribution    3,270,000         0.3
Hancock Fabrics, Inc.                                         200,000     Retail                              3,230,000         0.3
AirNet Systems, Inc. (a)(b)                                   797,000     Air Transportation                  3,227,850         0.3
Transmeta Corp. (a)                                         2,000,000     Parts and Component Distribution    3,200,000         0.3
Third Wave Technologies (a)                                   709,800     Biotechnology                       3,194,100         0.3

                                                              June 30, 2003 | 15

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                                                                                                         PERCENT OF
COMMON STOCKS                                                 SHARES             INDUSTRY                   VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Copper Mountain Networks, Inc. (a)                            292,194     Communications Equipment       $3,155,987             0.3%
Sanmina-SCI Corp. (a)                                         500,000     Contract Manufacturing          3,155,000             0.3
Midwest Express Holdings, Inc. (a)(b)                       1,200,000     Air Transportation              3,144,000             0.3
Maezawa Kasei Industries Company, Ltd. (c)                    294,100     International                   3,122,861             0.2
Knight Trading Group, Inc. (a)                                500,000     Specialty Finance               3,110,000             0.2
Tier Technologies, Inc. (Class B) (a)                         400,000     IT Services                     3,100,000             0.2
Sypris Solutions, Inc.                                        300,000     Contract Manufacturing          3,099,000             0.2
National Home Health Care Corp. (a)(b)                        441,000     Healthcare Services             3,091,410             0.2
Mesaba Holdings, Inc.                                         500,000     Air Transportation              3,085,000             0.2
PetroKazakhstan, Inc. (Class A) (a)                           245,800     Exploration & Production        3,070,042             0.2
RCM Technologies, Inc. (a)(b)                                 780,100     IT Services                     3,042,390             0.2
Superior Consultant Holdings Corp. (a)(b)                   1,000,000     Health Information Technology   3,000,000             0.2
MEDTOX Scientific, Inc. (a)(b)                                470,000     Other Healthcare                2,993,900             0.2
MatrixOne, Inc. (a)                                           512,100     Software                        2,939,454             0.2
Medwave, Inc. (a)(b)                                          800,000     Medical Equipment               2,880,000             0.2
Summit Bank Corp.(b)                                          200,000     Banking                         2,844,000             0.2
PAREXEL International Corp. (a)                               202,700     Healthcare Services             2,827,665             0.2
Artesyn Technologies, Inc. (a)                                500,000     Communications Equipment        2,805,000             0.2
Fahnestock Viner Holdings, Inc. (Class A)                     100,000     Specialty Finance               2,796,000             0.2
Cambior, Inc. (a)                                           2,000,000     Metals                          2,740,000             0.2
Captaris, Inc. (a)                                            800,200     Software                        2,736,684             0.2
Stellent, Inc. (a)                                            500,000     Software                        2,700,000             0.2
Datalink Corp. (a)(b)                                         575,000     Communications Equipment        2,685,250             0.2
Comfort Systems USA, Inc. (a)                               1,000,000     Business Services               2,630,000             0.2
Lantronix, Inc. (a)(b)                                      3,500,000     Computers and Peripherals       2,590,000             0.2
GameStop Corp. (a)                                            200,000     Retail                          2,584,000             0.2
SRI/Surgical Express, Inc. (a)(b)                             376,300     Healthcare Services             2,581,042             0.2
Nature's Sunshine Products, Inc.                              315,000     Foods and Food Products         2,523,150             0.2
Kennedy-Wilson, Inc. (a)(b)                                   500,000     Specialty Finance               2,495,000             0.2
Ramco Energy PLC (c)                                          460,000     Oil Services and Equipment      2,437,080             0.2
Industrial & Financial Systems (Class B) (a)(b)(c)          5,000,000     Software                        2,435,993             0.2
Kingsway Financial Services, Inc. (a)                         200,000     Insurance-Property/Casualty     2,430,000             0.2
KCS Energy, Inc. (a)                                          450,000     Exploration & Production        2,425,500             0.2
Western Silver Corp. (a)                                    1,022,400     Metals                          2,402,640             0.2
Yushiro Chemical Industry Company, Ltd. (c)                   361,000     International                   2,345,034             0.2
Financial Industries Corp.                                    154,031     Insurance-Life                  2,270,417             0.2
Digitas, Inc. (a)                                             455,538     Business Services               2,259,469             0.2
Pointe Financial Corp. (b)(d)                                 111,000     Banking                         2,208,900             0.2
Outlook Group Corp. (b)                                       380,400     Printing                        2,202,516             0.2
Vascular Solutions, Inc. (a)(b)                             1,000,000     Medical Supplies                2,170,000             0.2
Met-Pro Corp.                                                 150,000     Waste Management                2,166,000             0.2
Core Laboratories N.V. (a)                                    200,000     Oil Services and Equipment      2,160,000             0.2
Titan Corp. (a)                                               200,000     IT Services                     2,058,000             0.2
PetroQuest Energy, Inc. (a)                                   872,300     Exploration & Production        2,049,905             0.2
Almost Family, Inc. (a)(b)                                    250,000     Healthcare Services             1,937,500             0.2
Alloy, Inc. (a)                                               300,000     Retail                          1,935,000             0.2
Moore Medical Corp. (a)(b)                                    282,600     Medical Supplies                1,907,550             0.2
Compex Technologies, Inc. (a)                                 400,000     Medical Equipment               1,896,000             0.2
Novamerican Steel, Inc. (a)(d)                                258,400     Metals                          1,873,400             0.1
FiberMark, Inc. (a)(b)                                        391,600     Paper and Forest Products       1,832,688             0.1
Patrick Industries, Inc. (b)                                  281,500     Housing                         1,795,970             0.1
Shiloh Industries, Inc. (a)                                   544,200     Metals                          1,757,766             0.1
Calgon Carbon Corp.                                           300,000     Chemicals                       1,725,000             0.1
ShoLodge, Inc. (a)(b)(d)                                      530,000     Leisure                         1,722,500             0.1
AP Pharma, Inc. (a)                                         1,000,000     Biotechnology                   1,670,000             0.1
Kondotec, Inc. (c)                                            368,000     International                   1,648,836             0.1
Barrett Business Services, Inc. (a)(b)(d)                     500,000     Business Services               1,595,000             0.1
Asia Pacific Wire & Cable Corporation, Ltd. (a)(b)(d)(e)    1,137,300     Electrical Equipment            1,592,220             0.1
Department 56, Inc. (a)                                       100,000     Retail                          1,533,000             0.1
Smith & Wollensky Restaurant Group, Inc. (a)                  300,000     Restaurants                     1,533,000             0.1
Marcus Corp.                                                  100,000     Leisure                         1,495,000             0.1
Ariba, Inc. (a)                                               500,000     Electronic Commerce             1,485,000             0.1
Party City Corp. (a)                                          143,000     Retail                          1,468,610             0.1
PSS World Medical, Inc. (a)                                   250,000     Healthcare Services             1,437,500             0.1
Captiva Software Corp. (a)                                    300,000     Software                        1,425,000             0.1
Hycor Biomedical, Inc. (a)                                    300,000     Biotechnology                   1,389,000             0.1
Transaction Systems Architects, Inc. (Class A) (a)            150,000     Software                        1,344,060             0.1
Merchants and Manufacturers Bancorporation, Inc. (d)           37,905     Banking                         1,326,675             0.1

16 | Semiannual Report

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                                                                                                         PERCENT OF
COMMON STOCKS                                           SHARES                 INDUSTRY                    VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Senesco Technologies, Inc. (a)(b)                        609,500    Biotechnology                     $     1,310,425           0.1%
O.I. Corp. (a)(b)                                        218,000    Other Producer Durables                 1,142,320           0.1
MFRI, Inc. (a)(b)(d)                                     470,000    Other Producer Durables                 1,104,500           0.1
On Assignment, Inc. (a)                                  275,000    Business Services                       1,100,000           0.1
TSR, Inc.                                                118,400    IT Services                             1,063,232           0.1
Nu Skin Enterprises, Inc. (Class A)                      100,000    Food and Food Products                  1,045,000           0.1
Therasense, Inc. (a)                                     100,000    Medical Equipment                       1,000,000           0.1
HMN Financial, Inc. (b)                                   50,000    Banking                                   970,000           0.1
4Imprint PLC (b)(c)                                    1,363,000    Other Consumer Discretionary              962,006           0.1
American Physicians Service Group, Inc. (a)(b)           187,200    Specialty Finance                         879,840           0.1
Aetrium, Inc. (a)(b)                                     528,100    Semiconductors                            776,307           0.1
MOCON, Inc.                                              100,000    Other Technology                          725,000           0.1
First Community Bancorp                                   22,000    Banking                                   685,740           0.1
Miller Industries, Inc. (a)                              200,000    Other Autos and Transportation            682,000           0.1
NCO Portfolio Management, Inc. (a)                       100,000    Specialty Finance                         587,800           0.0
Middleton Doll Co.                                       100,000    REITS                                     525,000           0.0
First Horizon Pharmaceutical Corp. (a)                   100,000    Pharmaceuticals                           395,000           0.0
Flow International Corp. (a)                             200,000    Pumps and Valves                          282,000           0.0
Championship Auto Racing Teams, Inc. (a)                  18,500    Leisure                                    46,250           0.0
                                                                                                      ---------------    ----------
TOTAL COMMON STOCKS (Cost $856,448,355)                                                               $ 1,164,268,070          91.5%

                                                       PAR                                                     PERCENT OF
CONVERTIBLE BONDS                                     AMOUNT         COUPON      MATURITY        VALUE         NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Aphton Corp. (b)(d)(e)                              $ 5,000,000       6.00       04/01/08     $ 16,480,000            1.3%
XM Satellite Holdings, Inc.                           2,950,000       7.75       03/01/06        3,617,438            0.3%
                                                                                              ------------     ----------
TOTAL CONVERTIBLE BONDS (Cost $6,840,103)                                                     $ 20,097,438            1.6%

                                                                                                               PERCENT OF
WARRANTS                                                SHARES       INDUSTRY            VALUE                 NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Discovery Laboratories, Inc. (b)(d)(e)                  784,256    Biotechnology         $     3,086,047              0.2%
Aphton Corp. (b)(d)(e)                                  360,000    Biotechnology               1,944,396              0.2
                                                                                         ---------------       ----------
TOTAL WARRANTS (Cost $702,848)                                                           $     5,030,443              0.4%

                                                            PAR                                                          PERCENT OF
SHORT-TERM INVESTMENTS                                     AMOUNT         COUPON     MATURITY              VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills                                    $   54,000,000        N/A     07/03/03          $    53,996,108          4.2%
U.S. Treasury Bills                                        30,400,000        N/A     07/17/03               30,388,828          2.4
                                                                                                       ---------------   ----------
                                                                                                       $    84,384,936          6.6%

REPURCHASE AGREEMENT(++)
Merrill Lynch, dated 06/30/03, due 07/01/03
 (Fully collateralized by Federal National
 Mortgage Association Pool #E97045)                    $    3,928,000       1.24%    07/01/03          $     3,928,000          0.3%
                                                                                                       ---------------   ----------

VARIABLE RATE DEMAND NOTE (+)
US Bank, N.A. 0.78%                                         2,382,924        N/A                       $     2,382,924          0.2%
                                                                                                       ---------------   ----------

TOTAL SHORT-TERM INVESTMENTS (Cost $ 90,697,813)                                                       $    90,695,860          7.1%
                                                                                                       ---------------   ----------

TOTAL INVESTMENTS (Cost $954,689,119)................................................................  $ 1,280,091,811        100.6%
Other assets and liabilities, net....................................................................       (7,999,407)        (0.6)
                                                                                                       ---------------   ----------
TOTAL NET ASSETS.....................................................................................  $ 1,272,092,404        100.0%
                                                                                                       ===============   ==========

(a)  Non-income producing security.
(b)  Affiliated company. See Note 9 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d) Illiquid security, pursuant to the guidelines established by the Board of Directors.
(e)  Valued at fair value using methods determined by the Board of Directors.

     Restricted Security                                 Acquisition Date    Acquisition Cost          Shares         Fair Value
     -------------------------------------------------------------------------------------------------------------------------------
     Aphton Corp. (convertible bonds)                       03/31/03         $    5,000,000           5,000,000     $     16,480,000
     Discovery Laboratories, Inc. (warrants)                11/04/02                 98,032             784,256            3,086,047
     Aphton Corp. (warrants)                                03/31/03                     10             360,000            1,944,396

(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2003.
(++) Security purchased with the cash proceeds from securities loaned.

                                                              June 30, 2003 | 17

SCHEDULE OF INVESTMENTS                                June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------
INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Value Fund's investment concentration based on net assets, by industry, as of June 30, 2003, was as follows:

Pharmaceuticals ................................ 9.0%
Retail ......................................... 8.6
Biotechnology .................................. 6.4
Healthcare Services ............................ 4.9
Banking ........................................ 4.8
Software ....................................... 4.3
Insurance-Life ................................. 3.6
International .................................. 3.5
Exploration and Production ..................... 3.5
IT Services .................................... 3.2
Business Services .............................. 2.9
Medical Supplies ............................... 2.3
Medical Equipment .............................. 2.2
Engineering and Construction ................... 2.0
Communications Equipment ....................... 1.7
Other Technology ............................... 1.7
Oil Services and Equipment ..................... 1.6
Metals ......................................... 1.5
Telecommunications Technology .................. 1.4
Restaurants .................................... 1.2
Leisure ........................................ 1.1
Computers and Peripherals ...................... 1.1
Foods and Food Products ........................ 1.1
Services ....................................... 1.1
Radio, TV and Cable ............................ 1.1
Other Consumer Discretionary ................... 1.0
Semiconductors ................................. 1.0
Specialty Finance .............................. 1.0
Shipping and Trucking .......................... 1.0
Education ...................................... 0.9
Chemicals ...................................... 0.9
Electronic Commerce ............................ 0.8
Alternative Energy ............................. 0.8
Air Transportation ............................. 0.8
Defense ........................................ 0.7
Health Information Technology .................. 0.6
Insurance-Property/Casualty .................... 0.6
Parts and Component Distribution ............... 0.6
Other Producer Durables ........................ 0.6
Electrical Equipment ........................... 0.5
Contract Manufacturing ......................... 0.5
Aerospace ...................................... 0.4
Autos .......................................... 0.4
Parts and Distribution ......................... 0.4
Building Products .............................. 0.4
Natural Gas Pipelines .......................... 0.3
Other Consumer Staples ......................... 0.3
Other Materials and Processes .................. 0.3
Printing ....................................... 0.2
Other Healthcare ............................... 0.2
Waste Management ............................... 0.2
Paper and Forest Products ...................... 0.1
Housing ........................................ 0.1
Other Autos and Transportation ................. 0.1
Pumps and Valves ............................... 0.0
REITS .......................................... 0.0

The accompanying Notes to Financial Statements are an integral part of this Schedule.

18 | Semiannual Report

STATEMENTS OF ASSETS AND LIABILITIES                   June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                   SELECT VALUE          VALUE PLUS           VALUE
                                                                       FUND                 FUND               FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost .........................   $     56,899,017    $     93,945,164    $    954,689,119
                                                                 ================    ================    ================

  Investments in securities, at value ........................   $     56,168,246    $    102,381,256    $  1,280,091,811(a)
  Cash .......................................................              1,000               1,000               1,080
  Receivable for securities sold .............................                 --                  --             946,338
  Accrued dividends and interest .............................             58,672              56,241             446,602
  Prepaid expenses ...........................................             10,256              13,193             195,644
                                                                 ----------------    ----------------    ----------------
    Total Assets .............................................         56,238,174         102,451,690       1,281,681,475
                                                                 ----------------    ----------------    ----------------

LIABILITIES:
  Payable for securities purchased ...........................                 --               7,518           5,593,196
  Distributions payable ......................................                 --               8,789                  --
  Payable for return of collateral received for securities
   on loan....................................................                 --                  --           3,928,000
  Accrued expenses ...........................................             17,705              13,863              67,875
                                                                 ----------------    ----------------    ----------------
    Total Liabilities ........................................             17,705              30,170           9,589,071
                                                                 ----------------    ----------------    ----------------
TOTAL NET ASSETS .............................................   $     56,220,469    $    102,421,520    $  1,272,092,404
                                                                 ================    ================    ================
NET ASSETS CONSIST OF:
  Paid in capital ............................................   $     58,885,688    $    109,043,999    $    896,332,430
  Accumulated undistributed (distribution in excess of) net
   investment income (loss) ..............................             (6,337)            (35,418)         (3,083,183)
  Accumulated undistributed net realized gains (losses) on
   investments ...............................................         (1,928,111)        (15,023,153)         53,440,451
  Net unrealized appreciation (depreciation) on investments ..           (730,771)          8,436,092         325,402,706
                                                                 ----------------    ----------------    ----------------
TOTAL NET ASSETS .............................................   $     56,220,469    $    102,421,520    $  1,272,092,404
                                                                 ================    ================    ================

  Shares outstanding, $.001 par value (100,000,000;
   100,000,000 and 150,000,000 shares authorized,
    respectively) ............................................          3,371,096           5,684,546          31,716,499
                                                                 ================    ================    ================

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE..   $          16.68    $          18.02    $          40.11
                                                                 ================    ================    ================

(a) Includes securities on loan of $4,045,840. See Note 5 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                              June 30, 2003 | 19

                                    For the six-month period ended June 30, 2003
STATEMENTS OF OPERATIONS                                             (Unaudited)
--------------------------------------------------------------------------------

                                                       SELECT VALUE        VALUE PLUS          VALUE
                                                           FUND               FUND             FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ......................................   $       410,566   $       495,068   $     2,913,361
  Interest .......................................            15,665            28,970           441,859
  Foreign tax withholding ........................                --                --           (36,374)
  Securities lending income ......................                --                --             2,833
                                                     ---------------   ---------------   ---------------
    Total investment income ......................           426,231           524,038         3,321,679
                                                     ---------------   ---------------   ---------------

EXPENSES:
  Management fees ................................           198,813           215,424         3,561,681
  Distribution fees ..............................            66,271            76,937         1,144,111
  Transfer agent fees ............................            57,140            76,209           922,854
  Fund accounting fees ...........................            10,542             9,982           167,906
  Custodian fees .................................             2,646             3,492            63,225
  Printing and communication fees ................             1,468             3,804            36,205
  Postage fees ...................................             5,849             7,458            73,909
  Legal fees .....................................             1,483             1,223            47,586
  Registration fees ..............................            18,853            18,802            31,625
  Directors' fees ................................            17,402            17,309            44,328
  Audit fees .....................................            13,094            13,630            23,450
  Other operating expenses .......................            11,322            11,568           169,861
                                                     ---------------   ---------------   ---------------
    Total expenses ...............................           404,883           455,838         6,286,741
                                                     ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS) .....................            21,348            68,200        (2,965,062)
                                                     ---------------   ---------------   ---------------
REALIZED & UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on:
    Long positions ...............................         1,030,595         1,083,170        65,416,259
    Futures contracts ............................                --                --        (1,048,896)
  Net increase in unrealized appreciation on:
    Long positions ...............................         4,942,086         7,526,269       188,549,176
                                                     ---------------   ---------------   ---------------
TOTAL REALIZED & UNREALIZED GAINS
 ON INVESTMENTS ..................................         5,972,681         8,609,439       252,916,539
                                                     ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ......................................   $     5,994,029   $     8,677,639   $   249,951,477
                                                     ===============   ===============   ===============

The accompanying Notes to Financial Statements are an integral part of these Statements.

20 | Semiannual Report

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       SELECT VALUE FUND                   VALUE PLUS FUND
                                                               --------------------------------    -------------------------------
                                                                 Six-month                           Six-month
                                                                period ended                        period ended
                                                               June 30, 2003      Year Ended       June 30, 2003      Year Ended
                                                                (Unaudited)      Dec. 31, 2002      (Unaudited)     Dec. 31, 2002
                                                               --------------------------------    -------------------------------
FROM INVESTMENT OPERATIONS:
  Net investment income ....................................   $       21,348    $      118,169    $       68,200    $     493,263
  Net realized gains (losses) on investments ...............        1,030,595        (2,957,355)        1,083,170        3,587,633
  Net increase (decrease) in unrealized appreciation
   (depreciation) on investments ...........................        4,942,086        (9,274,522)        7,526,269       (9,414,190)
                                                               --------------    --------------    --------------    -------------
    Net increase (decrease) in net assets resulting from
     operations ............................................        5,994,029       (12,113,708)        8,677,639       (5,333,294)
                                                               --------------    --------------    --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................................               --          (127,175)          (71,907)        (517,928)
                                                               --------------    --------------    --------------    -------------
    Total distributions to shareholders ....................               --          (127,175)          (71,907)        (517,928)
                                                               --------------    --------------    --------------    -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ..............................       12,074,217        82,057,629        56,633,932       41,790,467
  Distributions reinvested .................................               --           123,806           175,478          390,790
  Cost of shares redeemed ..................................      (18,115,305)      (43,135,508)      (20,650,357)     (38,730,177)
                                                               --------------    --------------    --------------    -------------
    Net increase (decrease) in net assets derived from
     capital transactions ..................................       (6,041,088)       39,045,927        36,159,053        3,451,080
                                                               --------------    --------------    --------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................          (47,059)       26,805,044        44,764,785       (2,400,142)

NET ASSETS AT THE BEGINNING OF THE PERIOD ..................       56,267,528        29,462,484        57,656,735       60,056,877
                                                               --------------    --------------    --------------    -------------
NET ASSETS AT THE END OF THE PERIOD ........................   $   56,220,469    $   56,267,528    $  102,421,520    $  57,656,735
                                                               ==============    ==============    ==============    =============

DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME.............   $       (6,337)   $      (27,685)   $      (35,418)   $     (31,711)
                                                               ==============    ==============    ==============    =============

                                                                            VALUE FUND
                                                               ------------------------------------
                                                                  Six-month
                                                                 period ended
                                                                 June 30, 2003        Year Ended
                                                                  (Unaudited)        Dec. 31, 2002
                                                               ------------------------------------
FROM INVESTMENT OPERATIONS:
  Net investment loss ......................................   $     (2,965,062)   $     (5,048,167)
  Net realized gains on investments ........................         64,367,363          39,441,733
  Net increase (decrease) in unrealized appreciation
   (depreciation) on investments ...........................        188,549,176        (162,917,630)
                                                               ----------------    ----------------
    Net increase (decrease) in net assets resulting from
     operations ............................................        249,951,477        (128,524,064)
                                                               ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments ........................                 --         (43,875,604)
                                                               ----------------    ----------------
    Net distributions to shareholders ......................                 --         (43,875,604)
                                                               ----------------    ----------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ..............................        187,368,327         272,858,232
  Distributions reinvested .................................                 --          41,575,325
  Cost of shares redeemed ..................................        (88,980,961)       (311,495,607)
                                                               ----------------    ----------------
    Net increase in net assets derived from capital
     transactions ..........................................         98,387,366           2,937,950
                                                               ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................        348,338,843        (169,461,718)

NET ASSETS AT THE BEGINNING OF THE PERIOD ..................        923,753,561       1,093,215,279
                                                               ----------------    ----------------

NET ASSETS AT THE END OF THE PERIOD ........................   $  1,272,092,404    $    923,753,561
                                                               ================    ================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS ..............   $     (3,083,183)   $       (118,121)
                                                               ================    ================

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                              June 30, 2003 | 21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECT VALUE FUND
--------------------------------------------------------------------------------

                                              For the six-month
                                                period ended                     For the year ended December 31,
                                                June 30, 2003     ------------------------------------------------------------
                                                (Unaudited)       2002      2001           2000         1999           1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ........  $  14.87        $  17.30   $  15.03       $  11.73       $ 11.94       $  12.30
Income (loss) from investment operations:
  Net investment income .....................      0.01            0.03       0.08           0.17          0.17           0.30
  Net realized and unrealized gains (losses)
   on investments ...........................      1.80           (2.43)      2.37           3.41          0.04          (0.10)
                                               --------        --------   --------       --------       -------       --------
    Total income (loss) from investment
      operations ............................      1.81           (2.40)      2.45           3.58          0.21           0.20
Less distributions from:
  Net investment income .....................        --           (0.03)     (0.02)         (0.14)        (0.17)         (0.30)
  Net realized gains on investments .........        --              --      (0.16)         (0.14)        (0.25)         (0.26)
                                               --------        --------   --------       --------       -------       --------
    Total distributions .....................        --           (0.03)     (0.18)         (0.28)        (0.42)         (0.56)
                                               --------        --------   --------       --------       -------       --------
Net asset value, end of period ..............  $  16.68        $  14.87   $  17.30       $  15.03       $ 11.73       $  11.94
                                               ========        ========   ========       ========       =======       ========

TOTAL RETURN ................................     12.17%/(1)/    (13.85)%    16.43%         30.63%         1.95%          1.73%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands) ..  $ 56,220        $ 56,268   $ 29,462       $ 10,947       $ 7,118       $  8,025
  Percentage of operating expenses before
   interest expense to average net assets ...      1.53%/(2)/      1.46%      1.48%/(3)/     1.22%/(3)/    0.72%/(3)/     0.00%/(3)/
  Percentage of interest expense to average
   net assets ...............................        --              --         --           0.00%         0.02%            --
  Percentage of net investment income to
   average net assets .......................      0.08%/(2)/      0.21%      0.78%          1.42%         1.38%          2.37%
  Portfolio turnover rate ...................        13%             39%       108%           120%          160%            48%

/(1)/  Not annualized.
/(2)/  Annualized.
/(3)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999, and 1998 would have been 1.93%, 2.45%, 2.58%, and 1.92%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22 | Semiannual Report

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

VALUE PLUS FUND
--------------------------------------------------------------------------------

                                           For the six-month
                                             period ended                            For the year ended December 31,
                                             June 30, 2003     ---------------------------------------------------------------------
                                              (Unaudited)            2002         2001          2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period .....   $    15.39        $    16.12     $    12.11     $    13.57     $   13.80   $    16.13
Income (loss) from investment operations:
  Net investment income ..................         0.02              0.12           0.18           0.25          0.46         0.62
  Net realized and unrealized gains
   (losses) on investments ...............         2.63             (0.73)          4.01          (1.42)        (0.25)       (2.32)
                                             ----------        ----------     ----------     ----------     ---------   ----------
    Total income (loss) from investment
     operations ..........................         2.65             (0.61)          4.19          (1.17)         0.21        (1.70)
Less distributions from:
  Net investment income ..................        (0.02)            (0.12)         (0.18)         (0.29)        (0.44)       (0.60)
  Net realized gains on investments ......           --                --             --             --            --        (0.03)
                                             ----------        ----------     ----------     ----------     ---------   ----------
    Total distributions ..................        (0.02)            (0.12)         (0.18)         (0.29)        (0.44)       (0.63)
                                             ----------        ----------     ----------     ----------     ---------   ----------
Net asset value, end of period ...........   $    18.02        $    15.39     $    16.12     $    12.11     $   13.57   $    13.80
                                             ==========        ==========     ==========     ==========     =========   ==========

TOTAL RETURN .............................        17.24%/(1)/       (3.79)%        34.76%         (8.83)%        1.67%      (10.78)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)   $  102,422        $   57,657     $   60,057     $   44,352     $  87,065   $  174,314
  Percentage of operating expenses
   before interest expense to average
   net assets ............................         1.48%/(2)/        1.44%          1.48%          1.36%         1.28%        1.21%
  Percentage of interest expense to
   average net assets ....................           --                --             --           0.21%         0.11%        0.03%
  Percentage of net investment income
   to average  net assets ................         0.22%/(2)/        0.75%          1.27%          1.71%         3.05%        3.77%
  Portfolio turnover rate ................           48%               65%            80%           121%           82%          64%

/(1)/  Not annualized.
/(2)/  Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                              June 30, 2003 | 23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------


                                           For the six-month
                                              period ended                         For the year ended December 31,
                                             June 30, 2003     ---------------------------------------------------------------------
                                               (Unaudited)          2002         2001        2000         1999             1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period .....  $     31.46        $    37.25   $     32.98   $   36.50  $     29.29       $     33.87
Income (loss) from investment operations:
  Net investment income (loss) ...........        (0.10)            (0.17)        (0.10)      (0.18)       (0.21)/(1)/        0.08
  Net realized and unrealized gains
   (losses) on investments ...............         8.75             (4.09)         9.57        0.69         7.52             (3.97)
                                            -----------        ----------   -----------   ---------  -----------       -----------
    Total income (loss) from investment
     operations ..........................         8.65             (4.26)         9.47        0.51         7.31             (3.89)
Less distributions from:
  Net investment income ..................           --                --            --          --           --             (0.06)
  Net realized gains on investments ......           --             (1.53)        (5.20)      (4.03)       (0.10)            (0.63)
                                            -----------        ----------   -----------   ---------  -----------       -----------
    Total distributions ..................           --             (1.53)        (5.20)      (4.03)       (0.10)            (0.69)
                                            -----------        ----------   -----------   ---------  -----------       -----------
Net asset value, end of period ...........  $     40.11        $    31.46   $     37.25   $   32.98  $     36.50       $     29.29
                                            ===========        ==========   ===========   =========  ===========       ===========
TOTAL RETURN .............................        27.50%/(2)/      (11.49)%       29.45%       2.03%       25.01%           (11.46)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
   (in thousands) ........................  $ 1,272,092        $  923,754   $ 1,093,215   $ 895,531  $ 1,195,067       $ 1,545,495
  Percentage of operating expenses
   before interest expense to average
   net assets ............................         1.32%/(3)/        1.29%         1.29%       1.22%        1.21%             1.15%
  Percentage of interest expense to
   average net assets ....................           --                --            --        0.06%        0.13%             0.00%
  Percentage of net investment income
   (loss) to average net assets ..........        (0.62)%/(3)/      (0.48)%       (0.29)%     (0.46)%      (0.70)%            0.22%
  Portfolio turnover rate ................           24%               49%           56%         48%          23%               36%

/(1)/ Net investment loss per share is calculated using average shares outstanding.
/(2)/  Not annualized.
/(3)/  Annualized.


The accompanying Notes to Financial Statements are an integral part of these Statements.

24 | Semiannual Report

                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

(1)  ORGANIZATION

Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the "Funds"), each of which is a diversified fund, were issued by the Corporation at June 30, 2003.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the London Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. At June 30, 2003, 3.6% and 1.8% of the Value Plus and Value Funds' net assets, respectively were valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2002, the Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
          Accordingly, at December 31, 2002, the Value Fund recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $10,434,989.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales or some combination thereof, as applicable.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had no open futures contracts at June 30, 2003.

     (g) The Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Funds had no transactions in options during the six month period ended June 30, 2003.

     (i) At June 30, 2003, 3.5% and 3.7% of the Value Plus and Value Funds' net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

     (j) The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     (k) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

     The Corporation has management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

                                                              June 30, 2003 | 25

     During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires. During the period January 1, 2000 through April 30, 2000, the Advisor reimbursed the Select Value Fund expenses of $20,498, which are subject to potential repayment by the Fund, expiring at December 31, 2003.

     Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceed 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Investor Services, LLC, (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Such payment represents compensation for distributing and servicing the Fund's shares. Fees unutilized by the Plan during the calendar year, if any, are reimbursed to the respective Funds. Heartland Investor Services, LLC is an indirect wholly-owned subsidiary of the BISYS Group, Inc. and is an affiliate of the Funds' transfer agent and fund accountant, BISYS Fund Services Ohio, Inc.

     From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing recordkeeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds' assets to these financial intermediaries.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2003, $223,942 and $100,768 of deferred Directors' fees were invested in the Select Value and Value Funds, respectively.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940,the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  EARLY REDEMPTION FEE

     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that were redeemed or exchanged in less than 90 days, were assessed a fee of 1% of the current net asset value of the shares. The fee, which was removed effective May 1, 2003, applied to shares redeemed or exchanged in the order in which they were purchased, was retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Fees for the Value Plus and Value Funds were $36,069 and $24,023, respectively, for the period from January 1, 2003 through April 30, 2003. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(5)  SECURITIES LENDING

     To generate additional income, the Funds may lend securities in which it is invested pursuant to agreements requiring that the loan be secured by cash or securities issued or guaranteed by the U.S. Government or its agencies equal to at least 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Fund generally invests the collateral in repurchase agreements or securities issued or guaranteed by the U.S. Government or its agencies. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

     There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Corporation to be of good standing and creditworthy under guidelines established by the Funds' Board of Directors and when, in the judgment of the Corporation, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2003, the Funds had equity securities on loan as follows:

                  FUND                MARKET VALUE           COLLATERAL*
           --------------------       ------------          ------------
           Heartland Value Fund       $  4,045,840          $  4,419,000

     *The collateral was invested in repurchase agreements.

(6)  INVESTMENT TRANSACTIONS AND INCOME TAX BASIS INFORMATION

     During the six-month period ended June 30, 2003, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

                                  SELECT          VALUE
                                VALUE FUND       PLUS FUND         VALUE FUND
                              -------------   --------------     --------------
     Cost of purchases        $   6,558,739   $   50,402,012     $  298,137,700
     Proceeds from sales         14,784,989       27,742,596        225,663,494

     The following information for the Funds is presented on a book basis, which is substantially the same as tax, as of June 30, 2003:

                                                SELECT              VALUE
                                              VALUE FUND          PLUS FUND           VALUE FUND
                                          ------------------   ---------------     ----------------
     Cost of investments                  $       56,899,017   $    93,945,164     $    954,689,119

     Gross unrealized appreciation        $        3,682,335   $    11,374,492     $    362,114,997
     Gross unrealized depreciation                (4,413,106)       (2,938,400)         (36,712,305)
                                          ------------------   ---------------     ----------------
     Net unrealized appreciation
      (depreciation) on investments       $         (730,771)  $     8,436,092     $    325,402,692
                                          ==================   ===============     ================

26 | Semiannual Report

(7)  FUND SHARE TRANSACTIONS

     For the six-month period ended June 30, 2003, Fund share transactions were as follows:

                                                      SELECT              VALUE
                                                    VALUE FUND          PLUS FUND          VALUE FUND
                                                 ----------------    ---------------    ----------------
     Shares issued                                        810,018          3,238,038           5,094,306
     Reinvested distributions from
      net investment income                                    --             11,632                  --
     Shares redeemed                                   (1,221,971)        (1,311,792)         (2,740,172)
                                                 ----------------    ---------------    ----------------
     Net increase (decrease) in Fund shares              (411,953)         1,937,878           2,354,134
                                                 ================    ===============    ================

For the year ended December 31, 2002, Fund share transactions were as follows:

                                                      SELECT              VALUE
                                                    VALUE FUND          PLUS FUND          VALUE FUND
                                                 ----------------    ---------------    ----------------
     Shares issued                                      4,816,815          2,497,746           7,431,572
     Reinvested distributions from net
      investment income & distributions
      from net realized gains on investments                8,275             23,822           1,293,622
     Shares redeemed                                   (2,745,451)        (2,499,872)         (8,714,283)
                                                 ----------------    ---------------    ----------------
     Net increase in Fund shares                        2,079,639             21,696              10,911
                                                 ================    ===============    ================

(8)  LITIGATION

     On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its funds, directors or officers.

     The staff of the Securities and Exchange Commission is conducting a formal inquiry into the facts and circumstances surrounding the repricing with respect to the Advisor, the Corporation, and certain individuals. This inquiry does not involve the Heartland Select Value, Value Plus, or Value Funds. The Securities and Exchange Commission staff has informed the Advisor, certain persons associated with the Advisor, the Corporation, and certain other individuals, that the staff intends to recommend proceedings against them for alleged violations of the securities laws. The affected parties have cooperated with the SEC inquiry. At this time it is not possible to predict the outcome of this inquiry.

(9)  TRANSACTIONS WITH AFFILIATES

     The following companies are affiliated with the Value Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from January 1, 2003 through June 30, 2003. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940:

                                                              June 30, 2003 | 27

                                          SHARE BALANCE                                SHARE BALANCE                 REALIZED GAINS
SECURITY NAME                            AT JAN. 1, 2003    PURCHASES       SALES    AT JUNE 30, 2003    DIVIDENDS      (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
Access Pharmaceuticals, Inc.                1,253,400               0            0       1,253,400      $        0     $        0
Aetrium, Inc.                                 452,000          76,100            0         528,100               0              0
AirNet Systems, Inc.                          800,000         200,000      203,000         797,000               0     (1,288,238)
Alliance Semiconductor Corporation                  0       2,394,633            0       2,394,633               0              0
Almost Family, Inc.                           250,000               0            0         250,000               0              0
American Physicians Service Group, Inc.       187,200               0            0         187,200               0              0
Analysts International                        551,000         849,000            0       1,400,000               0              0
Aphton Corp.                                2,100,000               0      130,700       1,969,300               0       (820,248)
Asia Pacific Wire & Cable Corporation,
 Ltd.                                       1,137,300               0            0       1,137,300               0              0
Ashworth, Inc.                                300,000         400,000            0         700,000               0              0
Badger Meter, Inc.                            200,000               0            0         200,000         104,000              0
Barrett Business Services, Inc.               500,000               0            0         500,000               0              0
Buca, Inc.                                    500,000         400,600            0         900,600               0              0
CINAR Corp. (Class B)                       2,592,500               0            0       2,592,500               0              0
Commonwealth Industries, Inc.                 859,197               0            0         859,197          85,920              0
Datalink Corp.                                513,400          61,600            0         575,000               0              0
Discovery Laboratories, Inc.                1,878,300         121,700            0       2,000,000               0              0
Duckwall-ALCO Stores, Inc.                    400,000               0            0         400,000               0              0
Endocardial Solutions, Inc.                   500,000         750,000            0       1,250,000               0              0
FiberMark, Inc.                               391,600               0            0         391,600               0              0
Global-Tech Appliances, Inc.                1,200,000               0            0       1,200,000               0              0
Hampshire Group, Ltd.                         300,000               0            0         300,000               0              0
Harvest Natural Resources, Inc.             2,400,000               0       34,200       2,365,800               0         30,315
HMN Financial, Inc.                           300,000               0      250,000          50,000          63,000      1,658,675
Home Federal Bancorp                          268,250               0            0         268,250          87,181              0
Horipro, Inc.                                 720,000               0            0         720,000          21,991              0
4Imprint PLC                                1,350,000          13,000            0       1,363,000          27,771              0
Industrial & Financial Systems (Class B)            0       5,000,000            0       5,000,000               0              0
Invivo Corp.                                  400,000               0      150,000         250,000               0        413,908
John B. Sanfilippo & Son, Inc.                537,500               0      112,500         425,000               0        919,545
Kennedy-Wilson, Inc.                          500,000               0            0         500,000               0              0
Lantronix, Inc.                                     0       3,500,000            0       3,500,000               0              0
Lifecore Biomedical, Inc.                     484,800         515,200            0       1,000,000               0              0
MAPICS, Inc.                                1,126,900               0            0       1,126,900               0              0
Marten Transport, Ltd.                        335,000               0       35,000         300,000               0        669,056
MEDTOX Scientific, Inc.                       420,000          50,000            0         470,000               0              0
Medwave, Inc.                                       0         800,000            0         800,000               0              0
MFRI, Inc.                                    470,000               0            0         470,000               0              0
Midwest Express Holdings, Inc.                500,000         700,000            0       1,200,000               0              0
Moore Medical Corporation                     282,600               0            0         282,600               0              0
NABI Biopharmaceuticals                     2,500,000               0            0       2,500,000               0              0
National Home Health Care Corp.               441,000               0      441,000               0               0              0
Navigant Consulting, Inc.                   3,250,000               0    3,250,000               0               0     16,816,395
Nissui Pharmaceutical Co., Ltd.               938,000               0            0         938,000          35,153              0
O.I. Corporation                              200,000          18,000            0         218,000               0              0
Oil-Dri Corporation of America                450,000               0            0         450,000          81,000              0
OrthoLogic Corp.                            2,000,000          65,000            0       2,065,000               0              0
Osteotech, Inc.                               875,000               0      400,000         475,000               0      1,905,192
Outlook Group Corp.                           380,400               0            0         380,400          38,040              0
Patrick Industries, Inc.                      200,000          81,500            0         281,500          19,260              0
Pointe Financial Corp.                        111,000               0            0         111,000          11,100              0
Ramsay Youth Services, Inc.                   771,400               0      771,400               0               0      2,673,651
RCM Technologies, Inc.                        430,100         350,000            0         780,100               0              0
Senesco Technologies                                0         609,500            0         609,500               0              0
ShoLodge, Inc.                                530,000               0            0         530,000               0              0
SPAR Group, Inc.                            1,547,900               0      179,000       1,368,900               0        789,521
SRI/Surgical Express, Inc.                    300,000          76,300            0         376,300               0              0
Summit Bank Corp.                             200,000               0            0         200,000          52,000              0
Superior Consulting Holdings Corporation      726,800         273,200            0       1,000,000               0              0
Trover Solutions, Inc.                        600,000               0            0         600,000               0              0
Vascular Solutions, Inc.                      871,700         128,300            0       1,000,000               0              0
Vesta Insurance Group, Inc.                 1,750,000         250,000            0       2,000,000         100,000              0
Zindart, Ltd. ADR                             563,000               0            0         563,000               0              0
                                                                                                        ----------   ------------
                                                                                                        $  726,416   $ 23,767,772
                                                                                                        ==========   ============

                      END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                            Proxy Voting Information
A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge, on our website at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 North Water Street, Milwaukee, WI 53202.

28 | Semiannual Report

                                                                     DEFINITIONS

PLEASE NOTE...
Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each Fund. For the Select Value, Value Plus and Value Funds, the measurements are based on monthly data for the 3-year period ended 6/30/03.

Alpha is a measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta is a measure of the sensitivity of a portfolio's rate of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared is a measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

OTHER DEFINITIONS

The Dow Jones Industrial Average is computed by summing the prices of the stocks of 30 companies and then dividing that total by an adjusted value - one which has been adjusted over the years to account for the effects of stock splits on the prices of the 30 companies. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in an index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company's per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company's operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

                                                              June 30, 2003 | 29

                                  THE HEARTLAND
                              FAMILY OF VALUE FUNDS
                        ---------------------------------
                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                  Heartland Investor Services, LLC, Distributor
                                3435 Stelzer Road
                              Columbus, Ohio 43219

 The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations.

   This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover.
--------------------------------------------------------------------------------
[LOGO OF HEARTLAND FUNDS]
AMERICA'S VALUE INVESTOR(R)

Heartland Investor Services, LLC, Distributor
786 North Water Street
Milwaukee, WI 53202

Item 2. Code of Ethics

      Not applicable for filing of Semi-Annual Report to Shareholders.

Item 3. Audit Committee Financial Expert

      Not applicable for filing of Semi-Annual Report to Shareholders.

Item 4. Principal Accountant Fees and Services

      Not applicable for filing of Semi-Annual Report to Shareholders.

Items 5-6. [RESERVED]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

      Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. [RESERVED]

Item 9. Controls and Procedures

      (a) Disclosure Controls and Procedures. The Registrant's management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

      (b) Changes in Internal Control Over Financial Reporting. There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits

      The following exhibits are attached to this Form N-CSR:

           Exhibit No.        Description of Exhibit
           -----------        ----------------------
           10(a)(2)           Certification of Principal Executive Officer
                              Required by Section 302 of the Sarbanes-Oxley Act of 2002

                              Certification of Principal Financial Officer
                              Required by Section 302 of the Sarbanes-Oxley Act of 2002

           10(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 4th day of September, 2003.

                                          HEARTLAND GROUP, INC.


                                          By: /s/ William J. Nasgovitz
                                             -----------------------------------
                                              William J. Nasgovitz, President

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 4th day of September, 2003.


                                          By: /s/ William J. Nasgovitz
                                             -----------------------------------
                                              William J. Nasgovitz, President
                                              (Principal Executive Officer)



                                          By: /s/ Nicole J. Best
                                             -----------------------------------
                                              Nicole J. Best, Treasurer
                                             (Principal Financial Officer)

                                        3